BRANDES INVESTMENT TRUST

Brandes International Equity Fund

Brandes Global Equity Fund

Brandes Emerging Markets Value Fund

Brandes International Small Cap Equity Fund

Brandes Small Cap Value Fund

Brandes Core Plus Fixed Income Fund

Separately Managed Account Reserve Trust

(each, a “Fund”, and together the “Funds”)

Supplement dated February 15, 2024

to the Funds’ Prospectuses and Statement of Additional Information (“SAI”)

dated January 28, 2024

The Board of Trustees (the “Board”) of Brandes Investment Trust (the “Trust”), based upon the recommendation of Brandes Investment Partners, L.P., the investment adviser to the Funds, approved the proposed reorganization of each Fund into correspondingly named series of Datum One Series Trust (each, a “New Fund”), subject in each case to the approval of the shareholders of the relevant existing Fund (each, a “Reorganization”).

The Board also approved an Agreement and Plan of Reorganization (the “Plan”) that provides that each existing Fund will assign all of its assets to the corresponding New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the relevant existing Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund’s assumption of all of the relevant existing Fund’s liabilities, followed by a distribution of those shares to such existing Fund’s shareholders so that the existing Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the existing Fund held by such shareholder on the closing date of the Reorganizations. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Trust will hold a shareholder meeting on or about June 25, 2024, as may be adjourned, at which shareholders of each existing Fund as of April 12, 2024 will be asked to consider and vote on the Plan. If shareholders of each Fund approve the Reorganization with respect to that Fund, the Reorganizations are expected to take effect in or around July 2024.

Shareholders of each existing Fund will receive a combined prospectus/proxy statement with additional information about the shareholders meeting, the Reorganizations, and the New Funds. Please read these materials carefully, as they will contain a more detailed description of the Reorganizations.

Please retain this supplement with your Prospectus and

Statement of Additional Information.